EXHIBIT 32.1

Certification of Chief Executive Officer
Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K (the "Report") of Z-II, Inc. (the "Company") for the year ended June 30, 2008, I, David M. McCarthy, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

/ The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
/ The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Z-II, Inc., and will be retained by Z-II, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ David M. McCarthy	September 29, 2008
David M. McCarthy - Chief Executive Officer	Date